Exhibit 10.9

SIXTH AMENDMENT TO NOTICE OF LEASE

Reference is hereby made to that certain Notice of Lease dated December 22, 2003 and recorded with the Bristol County (Fall River District) Registry of Deeds (“Registry”) in Book 5268, Page 285, as amended by that certain Amended Notice of Lease dated March 16, 2005 and recorded with the Registry in Book 6116, Page 308; that certain Second Amendment to Notice of Lease dated August 22, 2005, and recorded with the Registry in Book 6348, Page 24; that certain Third Amendment to Notice of Lease dated December 19, 2006, and recorded with the Registry in Book 6562, Page 346; that certain Fourth Amendment to Notice of Lease dated July 18, 2008 and recorded with the Registry in Book      , Page                ; and that certain Fifth Amendment to Notice of Lease dated as of October 3, 2008, and recorded in the Registry in Book                , Page                 (the foregoing collectively referred to as the “Notice of Lease”) with respect to a certain lease agreement by and between Massachusetts Development Finance Agency, a body politic and corporate and a public instrumentality of the Commonwealth of Massachusetts pursuant to Massachusetts General Laws, Chapter 23G (the “Landlord”), and Celldex Therapeutics, Inc. (formerly AVANT Immunotherapeutics, Inc.) a Delaware corporation (the “Tenant”) dated December 22, 2003, as affected by that certain First Amendment to Lease (the “First Amendment”) dated March 17, 2005; that certain Second Amendment to Lease dated as of November 4, 2005 (the “Second Amendment”); that certain Third Amendment to Lease dated December 20, 2006 (the “Third Amendment”); that certain Fourth Amendment to Lease dated July 18, 2008 (the “Fourth Amendment”); and that certain Fifth Amendment to Lease dated as of October 3, 2008 (the “Fifth Amendment”) (as so amended, the “Original Lease”).

The Original Lease continues to be effective and has been amended by that certain Sixth Amendment to Lease dated as of August 20, 2009 (the “Sixth Amendment”) to (i) add to the original Premises (as described in the Third Amendment) an additional 2,382 rentable square feet as more particularly described in the Sixth Amendment (the “Fourth Expansion Premises”) and (ii) to amend certain other terms of the Original Lease. The Original Lease as amended by the Sixth Amendment is referred to herein as the “Lease”.

In accordance with the provisions of Massachusetts General Laws Chapter 183, Section 4, the parties hereby amend the Notice of Lease as follows:

DATE OF EXECUTION:

December 22, 2003, with the First Amendment to Lease dated March 17, 2005; the Second Amendment to Lease dated as of November 4, 2005; the Third Amendment to Lease dated as of December 20, 2006; the Fourth Amendment to Lease dated as of July 18, 2008; the Fifth Amendment to Lease dated as of October

3, 2008; and the Sixth Amendment to Lease dated as of August 20, 2009.

ORIGINAL TERM COMMENCEMENT DATE:

December 22, 2003, with respect to the original Premises under the Lease; March 17, 2005, with respect to the Additional Space under the First Amendment; December 1, 2005, with respect to the Expansion Premises under the Second Amendment; December 18, 2006, with respect to the Second Expansion Premises under the Third Amendment; November 1, 2008, with respect to the Substitute Third Expansion Premises under the Fifth Amendment; and August       , 2009, with respect to the Fourth Expansion Premises under the Sixth Amendment.

DESCRIPTION OF LEASED PREMISES:

23,413 rentable square feet consisting of (i) 11,756 rentable square feet consisting of the original Premises described and defined in the Original Lease; (ii) 71 rentable square feet of space in the west wing of the first floor and described as the Additional Space in the First Amendment; (iii) 2,487 rentable square feet on the second floor of the building and described as the Expansion Premises in the Second Amendment; (iv) 1,853 rentable square feet on the second floor of the building and described as the Second Expansion Premises in the Third Amendment; (v) 4,864 rentable square feet on the second floor of the building and described as the Substitute Third Expansion Premises in the Fifth Amendment; and (vi) 2,382 rentable square feet on the second floor of the building and described as the Fourth Expansion Premises in the Sixth Amendment, all located in the building situated at 151 Martine Street, Fall River, Massachusetts and more particularly shown on Exhibit A to the Original Lease, Exhibit A-1 to the First Amendment, Exhibit A-2 to the Second Amendment, Exhibit A-3 to the Third Amendment, Exhibit A-5 to the Fifth Amendment, and Exhibit A-6 to the Sixth Amendment.

This instrument is executed pursuant to the provisions contained in the Lease, does not purport to include all of the provisions thereof, and is not intended to vary the terms and conditions thereof. In the event of any inconsistency between this instrument and the Lease, the Lease shall govern.

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Executed as a sealed instrument as of this 20th day of August, 2009.

LANDLORD:

MASSACHUSETTS DEVELOPMENT FINANCE AGENCY

By:	/s/ Ann E. Howard
	Name:	Ann E. Howard
	Title:	Chief Operating Officer

TENANT:

CELLDEX THERAPEUTICS, INC.

By:	/s/ Anthony S. Marucci
	Name:	Anthony S. Marucci
	Title:	President & CEO